© 2015 Chart Industries, Inc. All rights reserved.   ® GTLS: GAS TO LIQUID SYSTEMS   Chart Industries, Inc.   Investor Presentation   March 2015   ®   Exhibit 99.1

© 2015 Chart Industries, Inc. All rights reserved. 2 ® GTLS: GAS TO LIQUID SYSTEMS   Disclosure   Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities   Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”,   “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify   forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of   the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve   risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or   implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets   that the Company serves and the vulnerability of those markets to economic downturns; a delay, significant reduction in or loss of   purchases by large customers; fluctuations in energy prices; a delay in the anticipated timing of LNG infrastructure build out or respiratory   therapy demand recovery; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition;   changes in government energy policy or the failure of expected changes in policy to materialize; our ability to successfully manage our   operational expansions; the modification or cancellation of orders in our backlog; challenges and uncertainties associated with efforts to   acquire and integrate product lines or businesses; economic downturns and deteriorating financial conditions; potential future impairment   of the Company's significant goodwill and other intangibles; our ability to manage our fixed-price contract exposure; our reliance on key   suppliers and potential supplier failures or defects; changes in government healthcare regulations and reimbursement policies; litigation   and disputes involving the Company, including product liability, contract, warranty, intellectual property, employment and environmental   claims; general economic, political, business and market risks associated with the Company's international operations and transactions;   variability in operating results associated with unanticipated increases in warranty returns of Company products; loss of key employees   and deterioration of employee or labor relations; fluctuations in foreign currency exchange and interest rates; financial distress of third   parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and   availability of raw materials; our ability to protect our intellectual property; technological security threats; the cost of compliance with   environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; changes in regulations   governing the export of our products; and volatility and fluctuations in the price of the Company's stock. For a discussion of these and   additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item   1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange   Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any   forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking   statement, whether as a result of new information, future events or otherwise, except as required by law.

© 2015 Chart Industries, Inc. All rights reserved. 3 ® GTLS: GAS TO LIQUID SYSTEMS   #1 or #2   in all primary   industries served   $0.6B   2010 2014   $1.1B   Industry Leader With Strong Growth   $119M   in 2014   Annual orders   nearly doubled   in 4 years   Leading Industry   Positions   Robust Operating   Cash Flows   Strong Order   Activity

© 2015 Chart Industries, Inc. All rights reserved. 4 ® GTLS: GAS TO LIQUID SYSTEMS   Integrity   Built on Past   Performance   Unique   Business   Portfolio   Dynamic   Global   Strategy   Innovation. Experience. Performance.®

© 2015 Chart Industries, Inc. All rights reserved. 5 ® GTLS: GAS TO LIQUID SYSTEMS   Driven By Technology   Chart is a recognized global brand for the design and manufacture of highly engineered   cryogenic equipment used from beginning to end in the liquid gas supply chain.   You may never use the products we make, but everyone uses the products we make possible.   Innovation   Experience   Performance We fulfill expectations. We respect our customers   and are committed to meeting their needs.   Customers rely on our knowledge because we are   experts in our field.   We are passionate about what we do and   dedicated to continuous, innovative development.

© 2015 Chart Industries, Inc. All rights reserved. 6 ® GTLS: GAS TO LIQUID SYSTEMS   Delivered Strong Growth Over Last Cycle…   +17%   CAGR   2014   $1.1B   2010   $0.6B   Orders   $0.6B   $1.2B   +21%   CAGR   2014 2010   Revenues   +31%   CAGR   $138.2M   2014   $47.5M   2010   Operating Income

© 2015 Chart Industries, Inc. All rights reserved. 7 ® GTLS: GAS TO LIQUID SYSTEMS   …Through Strategic Execution   84% CAGR In LNG Related Sales    Optimized Capacity To Meet Demand   Operations Excellence   Leveraged Inorganic Growth         

© 2015 Chart Industries, Inc. All rights reserved. 8 ® GTLS: GAS TO LIQUID SYSTEMS   Integrity Built   on Past   Performance   Unique   Business   Portfolio   Dynamic   Global   Strategy   Innovation. Experience. Performance.®

© 2015 Chart Industries, Inc. All rights reserved. 9 ® GTLS: GAS TO LIQUID SYSTEMS   Unique Business Portfolio   Distribution & Storage   (D&S)   BioMedical   Energy & Chemicals   (E&C)   Energy   Industrial   Healthcare   Life Sciences   In   d   u   s   tri   e   s   S   e   rv   e   d

© 2015 Chart Industries, Inc. All rights reserved. 10 ® GTLS: GAS TO LIQUID SYSTEMS   Corporate Energy & Chemicals Distribution & Storage BioMedical   North America   Strategically Located Operations   Operating leverage provides the flexibility to size capacity to meet customer needs   Europe Asia - Pacific

© 2015 Chart Industries, Inc. All rights reserved. 11 ® GTLS: GAS TO LIQUID SYSTEMS   Mission Critical Equipment Provider    Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat   Exchangers (ACHX) and Cold Boxes    Provider of integrated systems for gas processing, LNG and petrochemical   applications    Technology leader for over 50 years   Highly engineered equipment and systems used in the separation, liquefaction and purification of   hydrocarbon and industrial gases for natural gas processing, LNG and industrial gas applications   Energy & Chemicals

© 2015 Chart Industries, Inc. All rights reserved. 12 ® GTLS: GAS TO LIQUID SYSTEMS   $294MM   Backlog at 12/31/14   56%   29% 9%   6%   54%   37%   9%   Industry   Serving Energy Markets Globally   32%   of Total Chart Sales   29%   Gross Margin   Region   Natural Gas   Processing/   Petrochemical   Industrial   Gas   LNG   United States   Asia   Middle   East   ROW   Energy & Chemicals   E&C 2014 Sales of $388.0M Segment Highlights

© 2015 Chart Industries, Inc. All rights reserved. 13 ® GTLS: GAS TO LIQUID SYSTEMS   Leading Cryogenic Equipment Provider   Designer, manufacturer and service provider of cryogenic solutions for the storage and   delivery of cryogenic liquids used in industrial gas and LNG applications    Complete portfolio of cryogenic distribution and storage equipment    Leading innovator in cryogenic packaged gas and MicroBulk systems    Over 20 years of experience in LNG applications   Distribution & Storage

© 2015 Chart Industries, Inc. All rights reserved. 14 ® GTLS: GAS TO LIQUID SYSTEMS   Diversified Product Portfolio   49%   of Total Chart Sales   $328MM   Backlog at 12/31/14   41%   36%   13% 5%   5%   44%   29%   20%   7%   D&S 2014 Sales of $578.8M   28%   Gross Margin   Distribution & Storage   LNG   Manufacturing/   Fabrication   Asia   Europe   ROW   United   States   Industry Region   Food/   Beverage   Electronics   Healthcare   Segment Highlights

© 2015 Chart Industries, Inc. All rights reserved. 15 ® GTLS: GAS TO LIQUID SYSTEMS   Innovative Solution Provider   Healthcare, life science and environmental product lines built around our core   competencies in cryogenics and gas processing, but with a focus on the users of   cryogenic liquids and gases    End to end provider of respiratory therapy equipment    Set the standard for storage of biological materials at low temperatures    Reliable, high quality solutions for environmental market applications   BioMedical

© 2015 Chart Industries, Inc. All rights reserved. 16 ® GTLS: GAS TO LIQUID SYSTEMS   Serving Growing Global End Markets   19%   of Total Chart Sales   65%   29%   6%   39% 15%   34% 12%   BioMed 2014 Sales of $226.1M   $18MM   Backlog at 12/31/14   36%   Gross Margin   BioMedical   Asia   Europe   ROW   United   States   Environmental   Life   Sciences   Healthcare   Industry Region   Segment Highlights

© 2015 Chart Industries, Inc. All rights reserved. 17 ® GTLS: GAS TO LIQUID SYSTEMS   Why We Like BioMedical   Good cash flow, 60% growth from 2013 to 2014   Low capital requirements   Highest gross margin business   Innovative product offerings   Common technologies   BioMedical

© 2015 Chart Industries, Inc. All rights reserved. 18 ® GTLS: GAS TO LIQUID SYSTEMS   Current Challenges    Low oil prices    Delayed investments in   natural gas equipment      Energy Environment Currency Headwinds    Translation impact due   to strong U.S. dollar    Currency advantage for   our foreign competitors      How we are addressing challenges    Implemented cost reductions in down segments    Continue to closely monitor end markets and order activity   to respond appropriately    Focus on Operations Excellence

© 2015 Chart Industries, Inc. All rights reserved. 19 ® GTLS: GAS TO LIQUID SYSTEMS   Integrity Built   on Past   Performance   Unique   Business   Portfolio   Dynamic   Global   Strategy   Innovation. Experience. Performance.®

© 2015 Chart Industries, Inc. All rights reserved. 20 ® GTLS: GAS TO LIQUID SYSTEMS   Dynamic Global Strategy   Maximize LNG Opportunity    Expand Industrial Gas Offerings   Innovation Through Technology   Pursue New Growth Opportunities         

© 2015 Chart Industries, Inc. All rights reserved. 21 ® GTLS: GAS TO LIQUID SYSTEMS   Expand Industrial Gas Offerings   Global Strategy    BAHX manufacturing in China    Best-in-Industry delivery    Competitive pricing    Target developing areas where growth potential   is greater than regional GDP    New product offerings    Expand footprint in Latin America   Distribution & Storage   Energy & Chemicals

© 2015 Chart Industries, Inc. All rights reserved. 22 ® GTLS: GAS TO LIQUID SYSTEMS    Standardized small and midscale LNG plants    Expand our integrated system offerings    Capture floating liquefaction (FLNG)   opportunities   Maximize LNG Opportunity    Target R&D efforts on developing markets    Customer partnerships to develop joint solutions    Enhance engineering and project management   capabilities   Distribution & Storage   Energy & Chemicals   Global Strategy

© 2015 Chart Industries, Inc. All rights reserved. 23 ® GTLS: GAS TO LIQUID SYSTEMS   Innovation Through Technology   Companion® 5   Stationary   Concentrator   ISO Intermodal   Container   Global Strategy    New industrial products    Continued investment in LNG product offerings    Accelerated new product introduction    Improve portable oxygen concentrators    IPSMR® liquefaction technology    Continuous BAHX innovation   BioMedical   Distribution & Storage   Energy & Chemicals Process System

© 2015 Chart Industries, Inc. All rights reserved. 24 ® GTLS: GAS TO LIQUID SYSTEMS   Pursue New Growth Opportunities   Inorganic   Vertical Integration   Global Strategy   Organic   Technology   Capability   Capital Investments   Research & Development   Distribution Channels

© 2015 Chart Industries, Inc. All rights reserved. 25 ® GTLS: GAS TO LIQUID SYSTEMS   $104M   Cash at 12/31/14               $450M   Revolving Credit   Facility   Well Positioned For Continued Growth   2.10x   Current Ratio*      Future Growth   Significant Liquidity Solid Balance Sheet   19%   Debt / Capital %**   Source: Capital IQ   **Total Debt (ST + LT Debt) / Total Capital (Common Equity + Minority Interest + Total Debt)   *Total Current Assets / Total Current Liabilities

© 2015 Chart Industries, Inc. All rights reserved. 26 ® GTLS: GAS TO LIQUID SYSTEMS   Why Invest In Chart?    Stable Industrial Gas   business    Growing BioMedical   opportunities    High growth opportunities   through long term build   out of LNG    Selling to a wide range of   global industries   Well Diversified   Business   Proven Track Record   Investing for   Continued Growth    Strategic goals to   expand current platform   and increase profitability    Pursuing organic and   inorganic growth   opportunities       Market leadership through   quality and innovation    Doubling of sales in 4   year time frame      Conclusion